CUSTODY AGREEMENT
                                -----------------

     THIS AGREEMENT, is made as of October 1, 1997, by and between DEAN FAMILY OF FUNDS, a business trust organized under the laws of the State of Ohio (the "Trust"), and THE FIFTH THIRD BANK, a banking company organized under the laws of the State of Ohio (the "Custodian").

                                   WITNESSETH:

     WHEREAS, the Trust desires that the Securities and cash of each of the investment portfolios identified in Exhibit A hereto (such investment portfolios and individually referred to herein as a "Fund" and collectively as the "Funds"), be held and administered by the Custodian pursuant to this Agreement; and

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS,   the  Custodian   represents   that  it  is  a  bank  having  the
qualifications prescribed in Section 26(a)(i) of the 1940 Act;

     NOW, THEREFORE, in consideration of the mutual agreements herein made, the Trust and the Custodian hereby agree as follows:

                                    ARTICLE I
                                    ---------
                                   DEFINITIONS
                                   -----------

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     1.1 "AUTHORIZED PERSON" means any Officer or other person duly authorized by resolution of the Board of Trustees to give Oral Instructions and Written Instructions on behalf of the Trust and named in Exhibit B hereto or in such resolutions of the Board of Trustees, certified by an Officer, as may be received by the Custodian from time to time.

     1.2 "BOARD OF TRUSTEES" shall mean the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust, dated December 18, 1996, as from time to time amended.

     1.3 "BOOK-ENTRY SYSTEM" shall mean a federal book-entry system as provided in Subpart O of Treasury Circular No. 300, 31 CFR 306, in Subpart B of 31 CFR
Part 350, or in such book-entry regulations of federal agencies as are substantially in the form of such Subpart O.

     1.4 "BUSINESS DAY" shall mean any day recognized as a settlement day by The New York Stock Exchange, Inc. and any other day for which the Fund computes the net asset value of the Fund.

     1.5  "NASD" shall mean The National Association of Securities Dealers, Inc.

     1.6 "OFFICER" shall mean the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer of the Trust.

     1.7 "ORAL INSTRUCTIONS" shall mean instructions orally transmitted to and accepted by the Custodian because such instructions are: (i) reasonably believed by the Custodian to have been given by an Authorized Person, (ii) recorded and kept among the records of the Custodian made in the ordinary course of business and (iii) orally confirmed by the Custodian. The Trust shall cause all Oral Instructions to be confirmed by Written Instructions. If such Written Instructions confirming Oral Instructions are not received by the Custodian prior to a transaction, it shall in no way affect the validity of the transaction or the authorization thereof by the Trust. If Oral Instructions vary from the Written Instructions which purport to confirm them, the Custodian shall notify the Trust of such variance but such Oral Instructions will govern unless the Custodian has not yet acted.

     1.8 "CUSTODY ACCOUNT" shall mean any account in the name of the Trust, which is provided for in Section 3.2 below.

     1.9  "PROPER   INSTRUCTIONS"   shall  mean  Oral  Instructions  or  Written
Instructions. Proper Instructions may be continuing Written Instructions when deemed appropriate by both parties.

     1.10 "SECURITIES DEPOSITORY" shall mean The Participants Trust Company or The Depository Trust Company and (provided that Custodian shall have received a copy of a resolution of the Board of Trustees, certified by an Officer, specifically approving the use of such clearing agency as a depository for the Trust) any other clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities and Exchange Act of 1934 (the "1934 Act"), which acts as a system for the central handling of Securities where all Securities of any particular class or series of an issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the Securities.

     1.11 "SECURITIES" shall include, without limitation, common and preferred stocks, bonds, call options, put options, debentures, notes, bank certificates of deposit, bankers' acceptances, mortgage-backed securities, other money market instruments or other obligations, and any certificates, receipts, warrants or other instruments or documents representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or any similar property or assets that the Custodian has the facilities to clear and to service.

     1.12 "SHARES" shall mean the units of beneficial interest issued by the Trust.

     1.13 "WRITTEN INSTRUCTIONS" shall mean (i) written communications actually received by the Custodian and signed by one or more persons as the Board of Trustees shall have from time to time authorized, or (ii) communications by telex or any other such system from a person or persons reasonably believed by the Custodian to be Authorized, or (iii) communications transmitted electronically through the Institutional Delivery System (IDS), or any other similar electronic instruction system acceptable to Custodian and approved by resolutions of the Board of Trustees, a copy of which, certified by an Officer, shall have been delivered to the Custodian.

                                   ARTICLE II
                                   ----------
                            APPOINTMENT OF CUSTODIAN
                            ------------------------

     2.1 APPOINTMENT. The Trust hereby constitutes and appoints the Custodian as custodian of all Securities and cash owned by or in the possession of the Trust at any time during the period of this Agreement, provided that such Securities or cash at all times shall be and remain the property of the Trust.

     2.2 ACCEPTANCE. The Custodian hereby accepts appointment as such custodian and agrees to perform the duties thereof as hereinafter set forth and in accordance with the 1940 Act as amended. Except as specifically set forth herein, the Custodian shall have no liability and assumes no responsibly for any non-compliance by the Trust or a Fund of any laws, rules or regulations.

                                   ARTICLE III
                                   -----------
                         CUSTODY OF CASH AND SECURITIES
                         ------------------------------

     3.1 SEGREGATION. All Securities and non-cash property held by the Custodian for the account of the Fund, except Securities maintained in a Securities Depository or Book-Entry System, shall be physically segregated from other Securities and non-cash property in the possession of the Custodian and shall be identified as subject to this Agreement.

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

     3.2 CUSTODY ACCOUNT. The Custodian shall open and maintain in its trust department a custody account in the name of each Fund, subject only to draft or order of the Custodian, in which the Custodian shall enter and carry all Securities, cash and other assets of the Fund which are delivered to it.

     3.3 APPOINTMENT OF AGENTS. In its discretion, the Custodian may appoint, and at any time remove, any domestic bank or trust company, which has been approved by the Board of Trustees and is qualified to act as a custodian under the 1940 Act, as sub-custodian to hold Securities and cash of the Funds and to carry out such other provisions of this Agreement as it may determine, and may also open and maintain one or more banking accounts with such a bank or trust company (any such accounts to be in the name of the Custodian and subject only to its draft or order), provided, however, that the appointment of any such agent shall not relieve the Custodian of any of its obligations or liabilities under this Agreement.

     3.4 DELIVERY OF ASSETS TO CUSTODIAN. The Fund shall deliver, or cause to be delivered, to the Custodian all of the Fund's Securities, cash and other assets, including (a) all payments of income, payments of principal and capital distributions received by the Fund with respect to such Securities, cash or other assets owned by the Fund at any time during the period of this Agreement, and (b) all cash received by the Fund for the issuance, at any time during such period, of Shares. The Custodian shall not be responsible for such Securities, cash or other assets until actually received by it.

     3.5 SECURITIES DEPOSITORIES AND BOOK-ENTRY SYSTEMS. The Custodian may deposit and/or maintain Securities of the Funds in a Securities Depository or in a Book-Entry System, subject to the following provisions:

     (a)  Prior to a  deposit  of  Securities  of the  Funds  in any  Securities
          Depository or Book-Entry System, the Fund shall deliver to the Custodian a resolution of the Board of Trustees, certified by an Officer, authorizing and instructing the Custodian on an on-going basis to deposit in such Securities Depository or Book-Entry System all Securities eligible for deposit therein and to make use of such Securities Depository or Book-Entry System to the extent possible and practical in connection with its performance hereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of collateral consisting of Securities. So long as such Securities Depository or Book-Entry System shall continue to be employed for the deposit of Securities of the Funds, the Trust shall annually re-adopt such resolution and deliver a copy thereof, certified by an Officer, to the Custodian.

     (b) Securities of the Fund kept in a Book-Entry System or Securities Depository shall be kept in an account ("Depository Account") of the Custodian in such Book-Entry System or Securities Depository which includes only assets held by the Custodian as a fiduciary, custodian or otherwise for customers.

     (c) The records of the Custodian and the Custodian's account on the books of the Book-Entry System and Securities Depository as the case may be, with respect to Securities of a Fund maintained in a Book-Entry System or Securities Depository shall, by book-entry, or otherwise identify such Securities as belonging to the Fund.

     (d) If Securities purchases by the Fund are to be held in a Book-Entry System or Securities Depository, the Custodian shall pay for such Securities upon (i) receipt of advice from the Book-Entry System or Securities Depository that such Securities have been transferred to the Depository Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. If Securities sold by the Fund are held in a Book-Entry System or Securities Depository, the Custodian shall transfer such Securities upon (i) receipt of advice from the Book-Entry System or Securities depository that payment for such Securities has been transferred to the Depository Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund.

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

     (e) Upon request, the Custodian shall provide the Fund with copies of any report (obtained by the Custodian from a Book-Entry System or Securities Depository in which Securities of the Fund is kept) on the internal accounting controls and procedures for safeguarding Securities deposited in such Book-Entry System or Securities Depository.

     (f) Anything to the contrary in this Agreement notwithstanding, the Custodian shall be liable to the Trust for any loss or damage to the Trust resulting (i) from the use of a Book-Entry System or Securities Depository by reason of any negligence or willful misconduct on the part of Custodian or any sub-custodian appointed pursuant to Section
          3.3 above or any of its or their employees, or (ii) from failure of Custodian or any such sub-custodian to enforce effectively such rights as it may have against a Book-Entry System or Securities Depository. At its election, the Trust shall be subrogated to the rights of the Custodian with respect to any claim against a Book-Entry System or Securities Depository or any other person for any loss or damage to the Funds arising from the use of such Book-Entry System or Securities Depository, if and to the extent that the Trust has been made whole for any such loss or damage.

     3.6 DISBURSEMENT OF MONEYS FROM CUSTODY ACCOUNTS. Upon receipt of Proper Instructions, the Custodian shall disburse moneys from a Fund Custody Account but only in the following cases:

     (a) For the purchase of Securities for the Fund but only upon compliance with Section 4.1 of this Agreement and only (i) in the case of Securities (other than options on Securities, futures contracts and options on futures contracts), against the delivery to the Custodian (or any sub-custodian appointed pursuant to Section 3.3 above) of such Securities registered as provided in Section 3.9 below in proper form for transfer, or if the purchase of such Securities is effected through a Book-Entry System or Securities Depository, in accordance with the conditions set forth in Section 3.5 above; (ii) in the case of options on Securities, against delivery to the Custodian (or such sub-custodian) of such receipts as are required by the customs prevailing among dealers in such options; (iii) in the case of futures contracts and options on futures contracts, against delivery to the Custodian (or such sub-custodian) of evidence of title thereto in favor of the Trust or any nominee referred to in Section 3.9 below; and (iv) in the case of repurchase or reverse repurchase agreements entered into between the Trust and a bank which is a member of the Federal Reserve System or between the Trust and a primary dealer in U.S. Government securities, against delivery of the purchased Securities either in certificate form or through an entry crediting the Custodian's account at a Book-Entry System or Securities Depository for the account of the Fund with such Securities;

     (b) In connection with the conversion, exchange or surrender, as set forth in Section 3.7(f) below, of Securities owned by the Fund;

     (c) For the payment of any dividends or capital gain distributions declared by the Fund;

     (d)  In payment of the  redemption  price of Shares as  provided in Section
          5.1 below;

     (e) For the payment of any expense or liability incurred by the Trust, including but not limited to the following payments for the account of a Fund: interest; taxes; administration, investment management, investment advisory, accounting, auditing, transfer agent, custodian, trustee and legal fees; and other operating expenses of a Fund; in all cases, whether or not such expenses are to be in whole or in part capitalized or treated as deferred expenses;

     (f) For transfer in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of the NASD, relating to compliance with rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Trust;

     (g) For transfer in accordance with the provisions of any agreement among the Trust, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Trust;

     (h) For the funding of any uncertificated time deposit or other interest-bearing account with any banking institution (including the Custodian), which deposit or account has a term of one year or less; and

     (i) For any other proper purposes, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Trustees, certified by an Officer, specifying the amount and purpose of such payment, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom such payment is to be made.

     3.7 DELIVERY OF SECURITIES FROM FUND CUSTODY ACCOUNTS. Upon receipt of Proper Instructions, the Custodian shall release and deliver Securities from a Custody Account but only in the following cases:

     (a) Upon the sale of Securities for the account of a Fund but only against receipt of payment therefor in cash, by certified or cashiers check or bank credit;

     (b) In the case of a sale effected through a Book-Entry System or Securities Depository, in accordance with the provisions of Section
          3.5 above;

     (c) To an Offeror's depository agent in connection with tender or other similar offers for Securities of a Fund; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

     (d) To the issuer thereof or its agent (i) for transfer into the name of the Trust, the Custodian or any sub-custodian appointed pursuant to
          Section 3.3 above, or of any nominee or nominees of any of the foregoing, or (ii) for exchange for a different number of certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new Securities are to be delivered to the Custodian;

     (e) To the broker selling Securities, for examination in accordance with the "street delivery" custom;

     (f) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the issuer of such Securities, or pursuant to provisions for conversion contained in such Securities, or pursuant to any deposit agreement, including surrender or receipt of underlying Securities in connection with the issuance or cancellation of depository receipts; provided that, in any such case, the new Securities and cash, if any, are to be delivered to the Custodian;

     (g) Upon receipt of payment therefor pursuant to any repurchase or reverse repurchase agreement entered into by a Fund;

     (h) In the case of warrants, rights or similar Securities, upon the exercise thereof, provided that, in any such case, the new Securities and cash, if any, are to be delivered to the Custodian;

     (i) For delivery in connection with any loans of Securities of a Fund, but only against receipt of such collateral as the Trust shall have specified to the Custodian in Proper Instructions;

     (j) For delivery as security in connection with any borrowings by the Trust on behalf of a Fund requiring a pledge of assets by such Fund, but only against receipt by the Custodian of the amounts borrowed;

     (k) Pursuant to any authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Trust or a Fund;

     (l) For delivery in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of the NASD, relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Trust on behalf of a Fund;

     (m) For delivery in accordance with the provisions of any agreement among the Trust on behalf of a Fund, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Trust on behalf of a Fund; or

     (n) For any other proper corporate purposes, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Trustees, certified by an Officer, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such Securities shall be made.

     3.8 ACTIONS NOT REQUIRING PROPER INSTRUCTIONS. Unless otherwise instructed by the Trust, the Custodian shall with respect to all Securities held for a Fund;

     (a) Subject to Section 7.4 below, collect on a timely basis all income and other payments to which the Trust is entitled either by law or pursuant to custom in the securities business;

     (b) Present for payment and, subject to Section 7.4 below, collect on a timely basis the amount payable upon all Securities which may mature or be called, redeemed, or retired, or otherwise become payable;

     (c) Endorse for collection, in the name of the Trust, checks, drafts and other negotiable instruments;

     (d) Surrender interim receipts or Securities in temporary form for Securities in definitive form;

     (e) Execute, as custodian, any necessary declarations or certificates of ownership under the federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect, and prepare and submit reports to the Internal Revenue Service ("IRS") and to the Trust at such time, in such manner and containing such information as is prescribed by the IRS;

     (f) Hold for a Fund, either directly or, with respect to Securities held therein, through a Book-Entry System or Securities Depository, all rights and similar securities issued with respect to Securities of the Fund; and

     (g) In general, and except as otherwise directed in Proper Instructions, attend to all non-discretionary details in connection with sale, exchange, substitution, purchase, transfer and other dealings with Securities and assets of the Fund.

     3.9 REGISTRATION AND TRANSFER OF SECURITIES. All Securities held for a Fund that are issued or issuable only in bearer form shall be held by the Custodian in that form, provided that any such Securities shall be held in a Book-Entry System for the account of the Trust on behalf of a Fund, if eligible therefor. All other Securities held for a Fund may be registered in the name of the Trust on behalf of such Fund, the Custodian, or any sub-custodian appointed pursuant to Section 3.3 above, or in the name of any nominee of any of them, or in the name of a Book-Entry System, Securities Depository or any nominee of either thereof; provided, however, that such Securities are held specifically for the account of the Trust on behalf of a Fund. The Trust shall furnish to the Custodian appropriate instruments to enable the Custodian to hold or deliver in proper form for transfer, or to register in the name of any of the nominees hereinabove referred to or in the name of a Book-Entry System or Securities Depository, any Securities registered in the name of a Fund.

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

     3.10 RECORDS. (a) The Custodian shall maintain, by Fund, complete and accurate records with respect to Securities, cash or other property held for the Trust, including (i) journals or other records of original entry containing an itemized daily record in detail of all receipts and deliveries of Securities and all receipts and disbursements of cash; (ii) ledgers (or other records) reflecting (A) Securities in transfer, (B) Securities in physical possession,
(C) monies and Securities borrowed and monies and Securities loaned (together with a record of the collateral therefor and substitutions of such collateral),
(D) dividends and interest received, and (E) dividends receivable and interest accrued; and (iii) canceled checks and bank records related thereto. The Custodian shall keep such other books and records of the Trust as the Trust shall reasonably request, or as may be required by the 1940 Act, including, but not limited to Section 3.1 and Rule 31a-1 and Rule 31a-2 promulgated thereunder.

     (b) All such books and records maintained by the Custodian shall (i) be maintained in a form acceptable to the Trust and in compliance with rules and regulations of the Securities and Exchange Commission, (ii) be the property of the Trust and at all times during the regular business hours of the Custodian be made available upon request for inspection by duly authorized officers, employees or agents of the Trust and employees or agents of the Securities and Exchange Commission, and (iii) if required to be maintained by Rule 31a-1 under the 1940 Act, be preserved for the periods prescribed in Rule 31a-2 under the 1940 Act.

     3.11 FUND REPORTS BY CUSTODIAN. The Custodian shall furnish the Trust with a daily activity statement by Fund and a summary of all transfers to or from the Custody Account on the day following such transfers. At least monthly and from time to time, the Custodian shall furnish the Trust with a detailed statement, by Fund, of the Securities and moneys held for the Trust under this Agreement.

     3.12 OTHER REPORTS BY CUSTODIAN. The Custodian shall provide the Trust with such reports, as the Trust may reasonably request from time to time, on the internal accounting controls and procedures for safeguarding Securities, which are employed by the Custodian or any sub-custodian appointed pursuant to Section
3.3 above.

     3.13 PROXIES AND OTHER MATERIALS. The Custodian shall cause all proxies if any, relating to Securities which are not registered in the name of a Fund, to be promptly executed by the registered holder of such Securities, without indication of the manner in which such proxies are to be voted, and shall include all other proxy materials, if any, promptly deliver to the Trust such proxies, all proxy soliciting materials, which should include all other proxy materials, if any, and all notices to such Securities.

     3.14 INFORMATION ON CORPORATE ACTIONS. Custodian will promptly notify the Trust of corporate actions, limited to those Securities registered in nominee name and to those Securities held at a Depository or sub-Custodian acting as agent for Custodian. Custodian will be responsible only if the notice of such corporate actions is published by the Financial Daily Card Service, J.J. Kenny Called Bond Service, DTC, or received by first class mail from the agent. For market announcements not yet received and distributed by Custodian's services, Trust will inform its custody representative with appropriate instructions. Custodian will, upon receipt of Trust's response within the required deadline, affect such action for receipt or payment for the Trust. For those responses received after the deadline, Custodian will affect such action for receipt or payment, subject to the limitations of the agent(s) affecting such actions. Custodian will promptly notify Trust for put options only if the notice is received by first class mail from the agent. The Trust will provide or cause to be provided to Custodian with all relevant information contained in the prospectus for any security which has unique put/option provisions and provide Custodian with specific tender instructions at least ten business days prior to the beginning date of the tender period. With respect to tender or exchange offers, the Custodian shall promptly transmit to the Trust all written information received by the Custodian from issuers of Securities whose tender or exchange is sought and from the party (or its agents) making the tender or exchange offer. If the Trust desires to take action with respect to any tender offer, exchange offer or other similar transaction, the Trust shall notify the Custodian at least five Business Days prior to the date on which the Custodian is to take such action.

                                   ARTICLE IV
                                   ----------
                  PURCHASE AND SALE OF INVESTMENTS OF THE FUND
                  --------------------------------------------

     4.1 PURCHASE OF SECURITIES. Promptly upon each purchase of Securities for the Trust, Written Instructions shall be delivered to the Custodian, specifying
(a) the name of the issuer or writer of such Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any) or other units purchased, (c) the date of purchase and settlement, (d) the purchase price per unit, (e) the total amount payable upon such purchase, and (f) the name of the person to whom such amount is payable. The Custodian shall upon receipt of such Securities purchased by a Fund pay out of the moneys held for the account of such Fund the total amount specified in such Written Instructions to the person named therein. The Custodian shall not be under any obligation to pay out moneys to cover the cost of a purchase of Securities for a Fund, if in the relevant Custody Account there is insufficient cash available to the Fund for which such purchase was made.

     4.2 LIABILITY FOR PAYMENT IN ADVANCE OF RECEIPT OF SECURITIES PURCHASED. In any and every case where payment for the purchase of Securities for a Fund is made by the Custodian in advance of receipt for the account of the Fund of the Securities purchased but in the absence of specific Written or Oral Instructions to so pay in advance, the Custodian shall be liable to the Fund for such Securities to the same extent as if the Securities had been received by the Custodian.

     4.3 SALE OF SECURITIES. Promptly upon each sale of Securities by a Fund, Written Instructions shall be delivered to the Custodian, specifying (a) the name of the issuer or writer of such Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any), or other units sold, (c) the date of sale and settlement (d) the sale price per unit, (e) the total amount payable upon such sale, and (f) the person to whom such Securities are to be delivered. Upon receipt of the total amount payable to the Trust as specified in such Written Instructions, the Custodian shall deliver such Securities to the person specified in such Written Instructions. Subject to the foregoing, the Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.

     4.4 DELIVERY OF SECURITIES SOLD. Notwithstanding Section 4.3 above or any other provision of this Agreement, the Custodian, when instructed to deliver Securities against payment, shall be entitled, if in accordance with generally accepted market practice, to deliver such Securities prior to actual receipt of final payment therefor. In any such case, the Trust shall bear the risk that final payment for such Securities may not be made or that such Securities may be returned or otherwise held or disposed of by or through the person to whom they were delivered, and the Custodian shall have no liability for any of the foregoing.

     4.5 PAYMENT FOR SECURITIES SOLD, ETC. In its sole discretion and from time to time, the Custodian may credit the relevant Custody Account, prior to actual receipt of final payment thereof, with (i) proceeds from the sale of Securities which it has been instructed to deliver against payment, (ii) proceeds from the redemption of Securities or other assets of the Trust, and (iii) income from cash, Securities or other assets of the Trust. Any such credit shall be conditional upon actual receipt by Custodian of final payment and may be reversed if final payment is not actually received in full. The Custodian may, in its sole discretion and from time to time, permit the Trust to use funds so credited to its Custody Account in anticipation of actual receipt of final payment. Any such funds shall be repayable immediately upon demand made by the Custodian at any time prior to the actual receipt of all final payments in anticipation of which funds were credited to the Custody Account.

     4.6 ADVANCES BY CUSTODIAN FOR SETTLEMENT. The Custodian may, in its sole discretion and from time to time, advance funds to the Trust to facilitate the settlement of a Trust transactions on behalf of a Fund in its Custody Account. Any such advance shall be repayable immediately upon demand made by Custodian.

                                   ARTICLE V
                                   ---------
                           REDEMPTION OF TRUST SHARES
                           --------------------------

     TRANSFER OF FUNDS. From such funds as may be available for the purpose in the relevant Custody Account, and upon receipt of Proper Instructions specifying that the funds are required to redeem Shares of a Fund, the Custodian shall wire each amount specified in such Proper Instructions to or through such bank as the Trust may designate with respect to such amount in such Proper Instructions. Upon effecting payment or distribution in accordance with proper Instruction, the Custodian shall not be under any obligation or have any responsibility thereafter with respect to any such paying bank.

                                   ARTICLE VI
                                   ----------
                               SEGREGATED ACCOUNTS
                               -------------------

     Upon receipt of Proper Instructions, the Custodian shall establish and maintain a segregated account or accounts for and on behalf of each Fund, into which account or accounts may be transferred cash and/or Securities, including Securities maintained in a Depository Account,

     (a) in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Trust,

     (b) for purposes of segregating cash or Securities in connection with securities options purchased or written by a Fund or in connection with financial futures contracts (or options thereon) purchased or sold by a Fund,

     (c)  which constitute collateral for loans of Securities made by a Fund,

     (d) for purposes of compliance by the Trust with requirements under the 1940 Act for the maintenance of segregated accounts by registered investment companies in connection with reverse repurchase agreements and when-issued, delayed delivery and firm commitment transactions, and

     (e) for other proper corporate purposes, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Trustees, certified by an Officer, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

     Each segregated account established under this Article VI shall be established and maintained for a single Fund only. All Proper Instructions relating to a segregated account shall specify the Fund involved.

                                   ARTICLE VII
                                   -----------
                            CONCERNING THE CUSTODIAN
                            ------------------------

     7.1 STANDARD OF CARE. The Custodian shall be held to the exercise of reasonable care in carrying out its obligations under this Agreement, and shall be without liability to the Trust for any loss, damage, cost, expense (including attorneys' fees and disbursements), liability or claim unless such loss, damages, cost, expense, liability or claim arises from negligence, bad faith, reckless or willful misconduct on its part or on the part of any sub-custodian appointed pursuant to Section 3.3 above. The Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall promptly notify the Trust of any action taken or omitted by the Custodian pursuant to advice of counsel. The Custodian shall not be under any obligation at any time to ascertain whether the Trust is in compliance with the 1940 Act, the regulations thereunder, the provisions of the Trust's charter documents or by-laws, or its investment objectives and policies as then in effect.

     7.2 ACTUAL COLLECTION REQUIRED. The Custodian shall not be liable for, or considered to be the custodian of, any cash belonging to the Trust or any money represented by a check, draft or other instrument for the payment of money, until the Custodian or its agents actually receive such cash or collect on such instrument.

     7.3 NO RESPONSIBILITY FOR TITLE, ETC. So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received or delivered by it pursuant to this Agreement.

     7.4 LIMITATION ON DUTY TO COLLECT. Custodian shall not be required to enforce collection, by legal means or otherwise, of any money or property due and payable with respect to Securities held for the Trust if such Securities are in default or payment is not made after due demand or presentation.

     7.5 RELIANCE UPON DOCUMENTS AND INSTRUCTIONS. The Custodian shall be entitled to rely upon any certificate, notice or other instrument in writing received by it and reasonably believed by it to be genuine. The Custodian shall be entitled to rely upon any Oral Instructions and/or any Written Instructions actually received by it pursuant to this Agreement.

     7.6 EXPRESS DUTIES ONLY. The Custodian shall have no duties or obligations whatsoever except such duties and obligations as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against the Custodian.

     7.7 COOPERATION. The Custodian shall cooperate with and supply necessary information, by the Trust, to the entity or entities appointed by the Trust to keep the books of account of the Trust and/or compute the value of the assets of the Trust. The Custodian shall take all such reasonable actions as the Trust may from time to time request to enable the Trust to obtain, from year to year, favorable opinions from the Trust's independent accountants with respect to the Custodian's activities hereunder in connection with (a) the preparation of the Trust's report on Form N-1A and Form N-SAR and any other reports required by the Securities and Exchange Commission, and (b) the fulfillment by the Trust of any other requirements of the Securities and Exchange Commission.

                                  ARTICLE VIII
                                  ------------
                                 INDEMNIFICATION
                                 ---------------

     8.1 INDEMNIFICATION. The Trust shall indemnify and hold harmless the Custodian and any sub-custodian appointed pursuant to Section 3.3 above, and any nominee of the Custodian or of such sub-custodian from and against any loss, damage, cost, expense (including attorneys' fees and disbursements), liability (including, without limitation, liability arising under the Securities Act of 1933, the 1934 Act, the 1940 Act, and any state or foreign securities and/or banking laws) or claim arising directly or indirectly (a) from the fact that Securities are registered in the name of any such nominee, or (b) from any action or inaction by the Custodian or such sub-custodian (i) at the request or direction of or in reliance on the advice of the Trust, or (ii) upon Proper Instructions, or (c) generally, from the performance of its obligations under this Agreement or any sub-custody agreement with a sub-custodian appointed pursuant to Section 3.3 above or, in the case of any such sub-custodian, from the performance of its obligations under such custody agreement, provided that neither the Custodian nor any such sub-custodian shall be indemnified and held harmless from and against any such loss, damage, cost, expense, liability or claim arising from the Custodian's or such sub-custodian's negligence, bad faith or willful misconduct.

     8.2 INDEMNITY TO BE PROVIDED. If the Trust requests the Custodian to take any action with respect to Securities, which may, in the opinion of the custodian, result in the Custodian or its nominee becoming liable for the payment of money or incurring liability of some other form, the Custodian shall not be required to take such action until the Trust shall have provided indemnity therefor to the Custodian in an amount and form satisfactory to the Custodian.

                                   ARTICLE IX
                                   ----------
                                  FORCE MAJEURE
                                  -------------

     Neither the Custodian nor the Trust shall be liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; strikes; epidemics; riots; power failures; computer failure and any such circumstances beyond its reasonable control as may cause interruption, loss or malfunction of utility, transportation, computer (hardware or software) or telephone communication service; accidents; labor disputes, acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation; provided, however, that the Custodian in the event of a failure or delay (i) shall not discriminate against the Funds in favor of any other customer of the Custodian in making computer time and personnel available to input or process the transactions contemplated by the Agreement and
(ii) shall use its best efforts to ameliorate the effects of any such failure or delay. Notwithstanding the foregoing, the Custodian shall maintain sufficient disaster recovery procedures to minimize interruptions.

                                    ARTICLE X
                                    ---------
                          EFFECTIVE PERIOD; TERMINATION
                          -----------------------------

     10.1 EFFECTIVE PERIOD. This Agreement shall become effective as of the date first set forth above and shall continue in full force and effect until terminated as hereinafter provided.

     10.2 TERMINATION. Either party hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than sixty (60) days after the date of the giving of such notice. If a successor custodian shall have been appointed by the Board of Trustees, the Custodian shall, upon receipt of a notice of acceptance by the successor custodian, on such specified date of termination (a) deliver directly to the successor custodian all Securities (other than Securities held in a Book-Entry System or Securities Depository) and cash then owned by the Trust and held by the Custodian as custodian, and (b) transfer any Securities held in a Book-Entry System or Securities Depository to an account of or for the benefit of the Trust at the successor custodian, provided that the Trust shall have paid to the Custodian all fees, expenses and other amounts to the payment or reimbursement of which it shall then be entitled. Upon such delivery and transfer, the Custodian shall be relieved of all obligations under this Agreement. The Trust may at any time immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the Custodian by regulatory authorities in the State of Ohio or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

     10.3 FAILURE TO APPOINT SUCCESSOR CUSTODIAN. If a successor custodian is not designated by the Trust on or before the date of termination specified pursuant to Section 10.1 above, then the Custodian shall have the right to deliver to a bank or trust company of its own selection, which is (a) a "Bank" as defined in the 1940 Act, (b) has aggregate capital, surplus and undivided profits as shown on its then most recent published report of not less than $25 million, and (c) is doing business in New York, New York, all Securities, cash and other property held by Custodian under this Agreement and to transfer to an account of or for the Trust at such bank or trust company all Securities of the Trust held in a Book-Entry System or Securities Depository. Upon such delivery and transfer, such bank or trust company shall be the successor custodian under this Agreement and the Custodian shall be relieved of all obligations under this Agreement. If, after reasonable inquiry, Custodian cannot find a successor custodian as contemplated in this Section 10.3, then Custodian shall have the right to deliver to the Trust all Securities and cash then owned by the Trust and to transfer any Securities held in a Book-Entry System or Securities Depository to an account of or for the Trust. Thereafter, the Trust shall be deemed to be its own custodian with respect to the Trust and the Custodian shall be relieved of all obligations under this Agreement.

                                   ARTICLE XI
                                   ----------
                            COMPENSATION OF CUSTODIAN
                            -------------------------

     The Custodian shall be entitled to compensation as agreed upon from time to time by the Trust and the Custodian. The fees and other charges in effect on the date hereof and applicable to the Funds are set forth in Exhibit B attached hereto.

                                   ARTICLE XII
                                   -----------
                             LIMITATION OF LIABILITY
                             -----------------------

     The Trust is a business trust organized under Ohio law and under a Declaration of Trust, to which reference is hereby made a copy of which is on file at the office of the Secretary of State of Ohio as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name of the Trust or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust or the Funds personally, but bind only the assets of the Trust, and all persons dealing with any of the Funds of the Trust must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

                                  ARTICLE XIII
                                  ------------
                                     NOTICES
                                     -------

     Unless otherwise specified herein, all demands, notices, instructions, and other communications to be given hereunder shall be in writing and shall be sent or delivered to The receipt at the address set forth after its name herein below:

                         To the Trust:
                         -------------
                         Dean Family of Funds
                         312 Walnut Street, 21st Floor
                         Cincinnati, Ohio  45202
                         Attn:  Robert Dorsey

                         Telephone: (513) 629-2000
                         Facsimile: (513) 629-2041

                         To the Custodian:
                         -----------------
                         The Fifth Third Bank
                         38 Fountain Square Plaza
                         Cincinnati, Ohio  45263
                         Attn:  Area Manager - Trust Operations

                         Telephone: (513) 579-5300
                         Facsimile: (513) 579-4312

or at such other address as either party shall have provided to the other by notice given in accordance with this Article XIII. Writing shall include transmission by or through teletype, facsimile, central processing unit connection, on-line terminal and magnetic tape.

                                   ARTICLE XIV
                                   -----------
                                  MISCELLANEOUS
                                  -------------

     14.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

     14.2 REFERENCES TO CUSTODIAN. The Trust shall not circulate any printed matter which contains any reference to Custodian without the prior written approval of Custodian, excepting printed matter contained in the prospectus or statement of additional information or its registration statement for the Trust and such other printed matter as merely identifies Custodian as custodian for the Trust. The Trust shall submit printed matter requiring approval to Custodian in draft form, allowing sufficient time for review by Custodian and its counsel prior to any deadline for printing.

     14.3 NO WAIVER. No failure by either party hereto to exercise and no delay by such party in exercising, any right hereunder shall operate as a waiver thereof. The exercise by either party hereto of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein are cumulative and not exclusive of any remedies provided at law or in equity.

     14.4 AMENDMENTS. This Agreement cannot be changed orally and no amendment to this Agreement shall be effective unless evidenced by an instrument in writing executed by the parties hereto.

     14.5 COUNTERPARTS.   This   Agreement  may  be  executed  in  one  or  more
counterparts, and by the parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

     14.6 SEVERABILITY. If any provision of this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

     14.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party hereto without the written consent of the other party hereto.

     14.8 HEADINGS.   The  headings  of  sections  in  this  Agreement  are  for convenience of reference only and shall not affect the meaning or construction of any provision of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered in its name and on its behalf by its representatives thereunto duly authorized, all as of the day and year first above written.

ATTEST:                                 DEAN FAMILY OF FUNDS

/s/ Toni D. Kimmel                      By: /s/ Frank H. Scott
----------------------------               --------------------------------
                                           Frank H. Scott
                                           Its: President


                                        THE FIFTH THIRD BANK

/s/ Elizabeth M. Goldthwaite            By: /s/ Tracie D. Hoffman
----------------------------               --------------------------------
                                           Tracie D. Hoffman
                                           Its: Vice President

                                                          Dated: October 1, 1997

                                    EXHIBIT A
                        TO THE CUSTODY AGREEMENT BETWEEN
                  DEAN FAMILY OF FUNDS AND THE FIFTH THIRD BANK

                                 OCTOBER 1, 1997


         Name of Fund                                           Date
         ------------                                           ----

Dean International Value Fund                                 10/1/97



                                        By: /s/ Frank H. Scott
                                           --------------------------------
                                           Frank Scott
                                           Its: President


                                        THE FIFTH THIRD BANK

                                        By: /s/ Tracie D. Hoffman
                                           --------------------------------
                                           Tracie D. Hoffman
                                           Its: Vice President

                                                          Dated: October 1, 1997

                                    EXHIBIT B
                        TO THE CUSTODY AGREEMENT BETWEEN
                  DEAN FAMILY OF FUNDS AND THE FIFTH THIRD BANK

                                 OCTOBER 1, 1997

                               AUTHORIZED PERSONS


     Set forth below are the names and specimen signatures of the persons authorized by the Trust to Administer each Custody Account.



           Name                                           Signature
           ----                                           ---------

Frank H. Scott                                   /s/ Frank H. Scott
--------------------------                       ----------------------------

Robert G. Dorsey                                 /s/ Robert G. Dorsey
--------------------------                       ----------------------------

John F. Splain                                   /s/ John F. Splain
--------------------------                       ----------------------------

Tina D. Hosking                                  /s/ Tina D. Hosking
--------------------------                       ----------------------------

Mark J. Seger                                    /s/ Mark J. Seger
--------------------------                       ----------------------------

M. Kathleen Leugers                              /s/ M. Kathleen Leugers
--------------------------                       ----------------------------

                              SIGNATURE RESOLUTION
                              --------------------

RESOLVED, That all of the following officers of DEAN FAMILY OF FUNDS and any of them, namely the Chairman, President, Vice President, Secretary and Treasurer, are hereby authorized as signers for the conduct of business for an on behalf of the Funds with THE FIFTH THIRD BANK:

N/A                                  CHAIRMAN
---------------------                                  -------------------------

Frank H. Scott                       PRESIDENT         /s/ Frank H. Scott
---------------------                                  -------------------------

Robert G. Dorsey                     VICE PRESIDENT    /s/ Robert G. Dorsey
---------------------                                  -------------------------

John F. Splain                       ASST. SECRETARY   /s/ John F. Splain
---------------------                                  -------------------------

                                     VICE PRESIDENT
---------------------                                  -------------------------

                                     VICE PRESIDENT
---------------------                                  -------------------------

Mark J. Seger                        TREASURER         /s/ Mark J. Seger
---------------------                                  -------------------------

Tina D. Hosking                      SECRETARY         /s/ Tina D. Hosking
---------------------                                  -------------------------

In addition, the following Assistant Treasurer is authorized to sign on behalf of the Trust for the purpose of effecting securities transactions:

                                     ASSISTANT TREASURER
---------------------                                  -------------------------

The undersigned officers of DEAN FAMILY OF FUNDS hereby certify that the foregoing is within the parameters of a Resolution adopted by Trustees of the Trust in a meeting held _________, 19___ , directing and authorizing preparation of documents and to do everything necessary to effect the Custody Agreement between DEAN FAMILY OF FUNDS and THE FIFTH THIRD BANK.


                                        By: /s/ Frank H. Scott
                                            -------------------------------
                                            Frank Scott
                                            Its: President

                                        By:
                                            -------------------------------
                                            Tina D. Hosking
                                            Its: Secretary

                                    EXHIBIT C
                        TO THE CUSTODY AGREEMENT BETWEEN
                   _________________ AND THE FIFTH THIRD BANK

                             _______________, 19___

                        MUTUAL FUND CUSTODY FEE SCHEDULE


BASIC ACCOUNT CHARGE

FUND SIZE:

Less than $50MM                                                $
$50MM - $99MM                                                  $
$100MM - $199MM                                                $
$200MM - $349MM                                                $
Greater than $350MM                                            $


TRANSACTION FEES

DTC/FED Eligible Trades                                        $
DTC/FED Ineligible Trades                                      $
Amortized Security Trades                                      $
Repurchase Agreements (purchase and maturity)                  $
Third Party Repo's (purchase and maturity)                     $
Physical Commercial Paper Trades                               $
   (purchase and maturity)
Book-Entry Commercial Paper Trades                             $
   (purchase and maturity)
Options, each transaction                                      $
Amortized Security Receipts                                    $

A transaction is a purchase, sale, maturity, redemption, tender, exchange, dividend reinvestment, deposit or withdrawal of a security (with the exception of Fifth Third Certificates of Deposit, Commercial Paper & Repo's).

MISCELLANEOUS FEES

Wire Transfers & Check Disbursements                           $
Depository/Transfer Agent Reject                               $

                                FIFTH THIRD BANK
                        MUTUAL FUND SERVICES FEE SCHEDULE
                           CUSTODY AND FUND ACCOUNTING

SYSTEMS - THREE OPTIONS
-----------------------
         ASW                                                             $150.00
         Mainframe to Mainframe                                          $150.00
         Access                                                           $50.00


CUSTODY
-------

MARKET VALUE CHARGE                 Under $25 MM                        0.01000%
-------------------                 $25-$100 MM                         0.00750%
                                    $100-$200 MM                        0.00050%
                                    Over $200 MM                        0.00025%
                                    Minimum Fee                        $2,400.00


TRANSACTION CHARGES
-------------------
         Book Entry Settlements                                            $9.00
         Physical/Ineligible Settlements                                  $25.00
         PTC (GNMAs) Settlements                                          $25.00
         Futures & Options                                                $25.00
         Euroclear Settlements                                            $25.00
         Other Foreign                                              See Attached
         Mutual Fund Settlements                                          $15.00

MAINTENANCE CHARGES
-------------------
         Amortized Securities                                              $5.00

MISCELLANEOUS CHARGES
---------------------
         5/3 Repurchase Agreement Sweep (monthly)                         $50.00
         Per additl issue Repo collateral                                  $5.00
         Voluntary Corporate Actions                                      $25.00
         Wire Transfers                                                    $7.00
         Check Requests                                                    $6.00
         Special Services (per hour)                                      $75.00
         Cash Offsets                                 Based on amounts and rates
                                                   Maximum of 50% off Fee Offset

                                FIFTH THIRD BANK
                           INTERNATIONAL FEE SCHEDULE

            BASIS POINT  TRANSACTION                   BASIS POINT  TRANSACTION
COUNTRY          CHARGE       CHARGE      COUNTRY           CHARGE       CHARGE
-------          ------       ------      -------           ------       ------
Argentina         10.00        45.00      Russia             10.00        65.00
Australia          1.30        40.00      Singapore           3.00        45.00
Austria            3.60        40.00      Slovak Republic    21.00       125.00
Bangladesh        43.00       175.00      South Africa        1.50        15.00
Belgium            2.20        55.00      Spain               3.00        45.00
Botswana           1.35        30.00      Sri Lanka          15.00        65.00
Brazil            15.00        30.00      Swaziland          29.00        55.00
Canada             1.00        15.00      Sweden              2.00        55.00
Chile             17.00        70.00      Switzerland         1.60        35.00
China             11.50        70.00      Taiwan             17.00       135.00
Columbia          47.00       110.00      Thailand            5.00        50.00
Czech Republic    20.00        55.00      Turkey             15.00        65.00
Denmark            1.30        60.00      U.K.                1.30        30.00
Euroclear          1.75        15.00      Uruguay            52.00        75.00
Ecuador           15.00        70.00      Venezuela          43.00       145.00
Egypt             43.00       115.00      Zambia             29.00        55.00
Estonia            4.50        15.00      Zimbabwa           29.00        55.00
Finland            5.00        50.00
France             2.10        55.00
Germany            1.30        35.00
Ghana             29.00        55.00
Greece            19.00       120.00
Hong Kong          7.25        35.00
Hungary           36.00       145.00
India             58.00       145.00
Indonesia         12.00       115.00
Ireland            3.00        35.00
Israel            15.00        25.00
Italy              3.00        65.00
Japan              3.50         7.00
Jordan            43.00       145.00
Kenya             29.00        55.00
Korea             10.00        20.00
Luxembourg         4.50        30.00
Malaysia           6.50       100.00
Mexico             1.75        20.00
Morocco           39.00       125.00
Namibia           25.00        45.00
Netherlands        2.50        15.00
New Zealand        2.50        50.00
Nigeria           25.00        45.00
Norway             1.50        55.00
Pakistan          29.00       130.00
Peru              55.00       120.00
Philippines        8.00       130.00
Poland            21.00        55.00
Portugal          12.75        95.00

                                   SCHEDULE 1
                                   ----------

                        BANK MANDATE SIGNING AUTHORITIES
                        --------------------------------
              ALL DIRECTORS OF NEWTON INVESTMENT MANAGEMENT LIMITED
              -----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     FULL NAME OF             DESIGNATION/TITLE        SPECIMEN SIGNATURE           SPECIMEN SIGNATURE            LIMIT OF AUTHORITY
      AUTHORIZED
      SIGNATORY
------------------------------------------------------------------------------------------------------------------------------------
Howard Beaufort               Fund Manager             /s/ Howard Beaufort          /s/ Howard Beaufort           Unlimited/Signing
                                                                                                                  together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Stephen H. Burgess            Fund Manager             /s/ S. H. Burgess            /s/ S. H. Burgess             Unlimited/Signing
                                                                                                                  together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Roger Butler                  Chief Executive          /s/ Roger Butler             /s/ Roger Butler              Unlimited/Signing
                                                                                                                  together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Graham Maitland Fuller        Fund Manager             /s/ Graham Maitland Fuller   /s/ Graham Maitland Fuller    Unlimited/Signing
                                                                                                                  together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Lawrence Barrie Green         Dealing Director         /s/ Lawrence Barrie Green    /s/ Lawrence Barrie Green     Unlimited/Signing
                                                                                                                  together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Colin Harris                  Group Company            /s/ Colin R. Harris          /s/ Colin R. Harris           Unlimited/Signing
                              Secretary                                                                           together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Raymond Henley                Head of Private Clients  /s/ Raymond Henley           /s/ Raymond Henley            Unlimited/Signing
                                                                                                                  together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
                              CERTIFIED CORRECT        /s/ Roger Butler
------------------------------------------------------------------------------------------------------------------------------------
                                                       Chief Executive              Company Secretary
====================================================================================================================================

Newton Investment Management Confidential                            Page 1 of 6

                             ----------------------

                        BANK MANDATE SIGNING AUTHORITIES
                        --------------------------------
              ALL DIRECTORS OF NEWTON INVESTMENT MANAGEMENT LIMITED
              -----------------------------------------------------

====================================================================================================================================
       FULL NAME OF           DESIGNATION/TITLE        SPECIMEN SIGNATURE           SPECIMEN SIGNATURE            LIMIT OF AUTHORITY
        AUTHORIZED
        SIGNATORY
------------------------------------------------------------------------------------------------------------------------------------
David McEuen                  Fund Manager             /s/ David McEuen             /s/ David McEuen              Unlimited/Signing
                                                                                                                  together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Jonathan Christopher Monnery  International Dealing    /s/ Johnathan Christopher    /s/ Johnathan Christopher     Unlimited/Signing
                              Director                     Monnery                      Monnery                   together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Johnathan Powell              Managing Director-       /s/ Johnathan Powell         /s/ Johnathan Powell          Unlimited/Signing
                              Marketing Division                                                                  together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Mark Rayward                  Fund Manager             /s/ Mark Rayward             /s/ Mark Rayward              Unlimited/Signing
                                                                                                                  together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Charles Richardson            Chief Investment         /s/ Charles Richardson       /s/ Charles Richardson        Unlimited/Signing
                              Officer                                                                             together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Iain Stewart                  Fund Manager             /s/ Iain Stewart             /s/ Iain Stewart              Unlimited/Signing
                                                                                                                  together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Russell Vaizey                Head of Finance          /s/ Russell Vaizey           /s/ Russell Vaizey            Unlimited/Signing
                                                                                                                  together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
                              CERTIFIED CORRECT        /s/ Roger Butler
------------------------------------------------------------------------------------------------------------------------------------
                                                       Chief Executive              Company Secretary
====================================================================================================================================

Newton Investment Management Confidential                            Page 2 of 6

                                   SCHEDULE 2
                                   ----------

    PERSONS AUTHORISED TO GIVE ORAL AND WRITTEN CORPORATE ACTION INSTRUCTIONS
    -------------------------------------------------------------------------

====================================================================================================================================
        FULL NAME OF          DESIGNATION/TITLE        SPECIMEN SIGNATURE           SPECIMEN SIGNATURE            LIMIT OF AUTHORITY
         AUTHORIZED
         SIGNATORY
------------------------------------------------------------------------------------------------------------------------------------
Andrew Downs                  Head of Investment       /s/ Andrew Downs             /s/ Andrew Downs              Unlimited/Signing
                              Operations                                                                          together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Gwyneth Davies                Investment               /s/ Gwyneth Davies           /s/ Gwyneth Davies            Unlimited/Signing
                              Administration                                                                      together with any
                              Manager                                                                             other signatory
------------------------------------------------------------------------------------------------------------------------------------
Ian Webb                      Supervisor Corporate     /s/ Ian Webb                 /s/ Ian Webb                  Unlimited/Signing
                              Actions                                                                             together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Lisa Holmes                   Corporate Actions                                                                   Unlimited/Signing
                              Controller                                                                          together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Dave Weston                   Transitions Manager      /s/ Dave Weston              /s/ Dave Weston               Unlimited/Signing
                                                                                                                  together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       /s/ Roger Butler
------------------------------------------------------------------------------------------------------------------------------------
                              Name                     Signature                    Name                          Signature
====================================================================================================================================

Newton Investment Management Confidential                            Page 3 of 6

                                   SCHEDULE 3
                                   ----------

            PERSONS AUTHORISED TO GIVE ORAL INSTRUCTIONS IN RELATION
            --------------------------------------------------------
                        TO FOREIGN EXCHANGE TRANSACTIONS
                       ---------------------------------

====================================================================================================================================
        FULL NAME OF          DESIGNATION/TITLE        SPECIMEN SIGNATURE           SPECIMEN SIGNATURE            LIMITOF AUTHORITY
         AUTHORIZED
         SIGNATORY
------------------------------------------------------------------------------------------------------------------------------------
Lawrence Barrie Green         Dealing Director         NOT REQUIRED                 NOT REQUIRED                  Unlimited
------------------------------------------------------------------------------------------------------------------------------------
Jon Monnery                   International Dealing    NOT REQUIRED                 NOT REQUIRED                  Unlimited
                              Director
------------------------------------------------------------------------------------------------------------------------------------
Greg Lord                     Fixed Interest &         NOT REQUIRED                 NOT REQUIRED                  Unlimited
                              Currency Dealer
------------------------------------------------------------------------------------------------------------------------------------
Nigel Davis                   Foreign Exchange         NOT REQUIRED                 NOT REQUIRED                  Unlimited
                              Dealer
------------------------------------------------------------------------------------------------------------------------------------
Danny Bourne                  Dealer                   NOT REQUIRED                 NOT REQUIRED                  Unlimited
------------------------------------------------------------------------------------------------------------------------------------
Philip England                Dealer                   NOT REQUIRED                 NOT REQUIRED                  Unlimited
------------------------------------------------------------------------------------------------------------------------------------
Edward Godden                 Dealer                   NOT REQUIRED                 NOT REQUIRED                  Unlimited
------------------------------------------------------------------------------------------------------------------------------------
                              Name                     Signature                    Name                          Signature

====================================================================================================================================

Newton Investment Management Confidential                            Page 4 of 6

                                   SCHEDULE 4
                                   ----------

          PERSONS AUTHORISED TO GIVE WRITTEN INSTRUCTIONS IN RELATION
          -----------------------------------------------------------
                        TO FOREIGN EXCHANGE TRANSACTIONS
                        --------------------------------

====================================================================================================================================
       FULL NAME OF           DESIGNATION/TITLE        SPECIMEN SIGNATURE           SPECIMEN SIGNATURE            LIMIT OF AUTHORITY
        AUTHORIZED
        SIGNATORY
------------------------------------------------------------------------------------------------------------------------------------
Peter Hillman                 Trade Operations         /s/ Peter Hillman            /s/ Peter Hillman             Unlimited/Signing
                              Manager                                                                             together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Andrew Downs                  Head of Investment       /s/ Andrew Downs             /s/ Andrew Downs              Unlimited/Signing
                              Operations                                                                          together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Gwyneth Davies                Investment               /s/ Gwyneth Davies           /s/ Gwyneth Davies            Unlimited/Signing
                              Administration                                                                      together with any
                              Manager                                                                             other signatory
------------------------------------------------------------------------------------------------------------------------------------
Brian Bradley                 Confirmations            /s/ Brian Bradley            /s/ Brian Bradley             Unlimited/Signing
                              Supervisor                                                                          together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Mohsin Siddiqui               Foreign Exchange         /s/ Mohsin Siddiqui          /s/ Mohsin Siddiqui           Unlimited/Signing
                              Administrator                                                                       together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
                                                       /s/ Roger Butler
------------------------------------------------------------------------------------------------------------------------------------
                              Name                     Signature                    Name                          Signature
====================================================================================================================================

Newton Investment Management Confidential                            Page 5 of 6

                                   SCHEDULE 5
                                   ----------

                 PERSONS AUTHORISED TO GIVE WRITTEN INSTRUCTIONS
                 -----------------------------------------------
                        IN RELATION TO STOCK TRANSACTIONS
                        ---------------------------------

====================================================================================================================================
       FULL NAME OF           DESIGNATION TITLE        SPECIMEN SIGNATURE           SPECIMEN SIGNATURE            LIMITED AUTHORITY
        AUTHORIZED
        SIGNATORY
------------------------------------------------------------------------------------------------------------------------------------
Peter Hillman                 Trade Operations         /s/ Peter Hillman            /s/ Peter Hillman             Unlimited/Signing
                              Manager                                                                             together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Andrew Downs                  Head of Investment       /s/ Andrew Downs             /s/ Andrew Downs              Unlimited/Signing
                              Operations                                                                          together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Gwyneth Davies                Investment               /s/ Gwyneth Davies           /s/ Gwyneth Davies            Unlimited/Signing
                              Administration                                                                      together with any
                              Manager                                                                             other signatory
------------------------------------------------------------------------------------------------------------------------------------
Brian Bradley                 Confirmations            /s/ Brian Bradley            /s/ Brian Bradley             Unlimited/Signing
                              Supervisor                                                                          together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Lawrence Barrie Green         Director                 /s/ Lawrence Barrie Green    /s/ Lawrence Barrie Green     Unlimited/Signing
                                                                                                                  together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
David Weston                  Transititions Manager    /s/ David Weston             /s/ David Weston              Unlimited/Signing
                                                                                                                  together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
Lawrence Inman                Deal Admin. Manager      /s/ Lawrence Inman           /s/ Lawrence Inman            Unlimited/Signing
                                                                                                                  together with any
                                                                                                                  other signatory
------------------------------------------------------------------------------------------------------------------------------------
                                                       /s/ Roger Butler
------------------------------------------------------------------------------------------------------------------------------------
                              Name                     Signature                    Name                          Signature
====================================================================================================================================

Newton Investment Management Confidential                            Page 6 of 6

                                FIFTH THIRD BANK
                             GLOBAL CUSTODY ADDENDUM

This GLOBAL CUSTODY ADDENDUM ("ADDENDUM") dated as of October 1, 1997 by and between DEAN FAMILY OF FUNDS/INTERNATIONAL VALUE FUND, an Ohio business trust, (the "Fund"), and FIFTH THIRD BANK, a banking corporation organized pursuant to the laws of the State of Ohio, ("Custodian"), is made as an addendum to the Custody Agreement dated October 1, 1997, (the "Custody Agreement") between the Fund and Custodian;

WHEREAS, Custodian has been appointed by Fund as the Custodian of the Assets of the Portfolios of the Fund and the Fund desires to establish one or more custody accounts through Custodian for global custody;

NOW, THEREFORE, in consideration of the premises and of the mutual promises and covenants contained herein, the parties hereto agree as follows:

     1. APPOINTMENT OF CUSTODIAN AS GLOBAL CUSTODIAN. Custodian is hereby authorized and directed to, and shall, open and maintain one or more custody accounts (each, the "Account" or collectively, the "Accounts") in such name or names as Fund may, from time to time, direct; and will accept, in accordance with the terms hereof, all cash and currency (collectively referred to herein as "Cash") and all securities, instruments and other intangible assets as may be agreed upon by Custodian and Fund which shall from time to time be delivered to or received by it or any sub-custodian in the United States or in a country approved by Fund for deposit in or otherwise held in the Account (collectively referred to herein as "Securities") (Cash and Securities are collectively referred to herein as "Assets"). Custodian assumes no obligation to review investments in the Account or to recommend the purchase, retention or sale of any Assets unless provided for by a separate written agreement between the parties.

     2. MAINTENANCE OF ASSETS OUTSIDE THE UNITED STATES. The Fund hereby authorizes and instructs the Custodian to employ as sub-custodians, for the Portfolios' Assets maintained outside the United States, the foreign banking institutions and foreign securities depositories designated by the Foreign Custody Manager as the Fund's delegate, (Foreign Sub-custodians). The Custodian shall cease the employment of any one or more such Foreign Sub-custodians for maintaining custody of the Portfolios' Assets as required pursuant to the Foreign Custody Manager Agreement (or upon Proper Instructions from the Fund or its delegate if the Foreign Custody Manager Agreement is no longer in effect).

     3. FOREIGN SUB-CUSTODIANS. Assets of the Fund shall at all times be maintained in custody of an "Eligible Foreign Custodian" as defined in the 1940 Act or the rules and regulations promulgated thereunder. With respect to holding Assets with an Eligible Foreign Custodian, it is expressly understood and agreed that:

          (a) Custodian will endeavor, to the extent feasible, to hold Securities in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for cancellation and/or payment and/or registration, or where such Securities are acquired;

          (b) Cash which is maintained in a foreign country will be in any currency which may be legally held in such country and may be held in non-interest bearing accounts;

          (c) Foreign Sub-custodians may hold Securities in central securities depositories or clearing agencies in which such participates;

          (d) The Custodian shall identify on its books as belonging to each applicable Portfolio of the Fund, the foreign securities of such
          Portfolios held by each Foreign Sub-custodian. Unless otherwise required by local law or practice, a particular sub-custodian agreement, or expressly instructed by the Fund, Assets deposited with a Foreign Sub-custodian will be held in a commingled account in the name of Custodian or its designee Sub-custodian as custodian for its customers;

          (e) Settlement of and payment for Securities received for, and delivered from the Account may be made in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including without limitation, the delivery of Securities to a purchaser, broker, dealer or their prospective agents either against a receipt for future payment or without any payment (so-called "free delivery"); and

          (f) The Fund is solely responsible for the payment of and the reclamation, where applicable, of taxes. Custodian will, however, cooperate with Funds in connection with Fund's payment or reclamation of taxes and shall make the necessary filings in connection with obtaining tax exemptions and tax reclamations which are available to the Fund.

     4.   POWERS OF CUSTODIAN.

     (a) GENERAL POWERS. Subject to and in accordance with Proper Instructions from the Fund, or its delegated Foreign Custody Manager, Custodian, as Fund's agent, and for the account and risk of the Fund, is hereby authorized and empowered, with respect to Securities held outside the United States with Foreign Sub-custodians, to authorize and empower Foreign Sub-custodians to:

          (i)  receive and deliver Assets;

          (ii) receive all payments of principal, interest, dividends and other income and distributions payable with respect to Assets;

          (iii) exchange Securities in temporary or bearer form for Securities in definitive or registered form; effect an exchange of shares where the par value of stock is changed; and surrender Securities at maturity or earlier when advised of a call for redemption (provided, however, that Custodian shall not be liable for failure to so exchange or surrender any security or take other action (A) if notice of such exchange or call for redemption or other action was not actually received by Custodian from the issuer (with respect to Securities issued in the United States) or from one of the nationally or internationally recognized bond or corporate action services to which Custodian subscribes or from the Fund or (B) if, at the time of deposit, any Security so deposited is subject to call, exchange, redemption or similar action, unless specifically instructed to do so by Fund);

          (iv) hold Assets (A) in its vaults, (B) at a domestic or foreign entity that provides handling, clearing or safekeeping service, (C) with issuer in non-certificated form, (D) on Federal Book Entry at the Federal Reserve Custodian or (E) with the prior approval of Fund at any other location;

          (v) register and/or hold Assets in the name of any nominee of Custodian or its Foreign Sub-custodians or any of their respective nominees or any authorized agent, subsidiary or other entity, including (without limiting the generality of the foregoing) the nominee of any central depository, clearing corporation or other entity with which securities may be deposited (and Fund hereby indemnifies and holds harmless Custodian and any such nominee against any liability as a holder of record);

          (vi) hold any investment in bearer form;

          (vii) in connection with the receipt of Assets, accept documents in lieu of such Assets as long as such documents contain the agreement of the issuer thereof to hold such Assets subject to Custodian's sole order;

          (viii) make, execute, acknowledge and deliver as agent, any and all documents or instruments (including but not limited to all declarations, affidavits and certificates of ownership) that may be necessary or appropriate to carry out the powers granted herein;

          (ix) employ and consult with, and obtain advice from, suitable agents, including auditors and legal counsel (who may be counsel to Fund or the Custodian or other advisers) and Custodian shall incur no liability in acting in good faith in accordance with the reasonable advice and opinion of such agents or advisers;

          (x) make any payments incidental to or in connection with this paragraph 3(a); and

          (xi) exercise all other rights and powers and to take any action it deems necessary in carrying out the purposes of this Agreement.

     (b) DISCRETIONARY CORPORATE ACTION. Whenever Custodian receives information concerning the Securities or instruments (including, but not limited to, warrants, options, tenders, options to tender or non-mandatory puts or calls) which requires discretionary action by the beneficial owner of the Securities (other than a proxy) such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notice of the material intended to be transmitted to securities holders, or which confer optional rights on the Fund or provide for discretionary action or alternative courses of action by Fund ("Corporate Actions"), Custodian shall promptly give the Fund notice of such Corporate Actions to the extent that Custodian has actual knowledge of a Corporate Action. The Fund shall be responsible for making any decisions relating thereto and for instructing Custodian to act. In order for Custodian to act, it must receive Fund's Proper Instructions at Custodian's offices, addressed as Custodian may from time to time request, by no later than noon (Eastern Standard Time) AT LEAST TWO (2) BUSINESS DAYS PRIOR TO the last scheduled date to act with respect to such securities or instruments (or such earlier date or time as Custodian may notify Fund). Absent Custodian's timely receipt of such instruction, Custodian shall not be liable for failure to take any action relating to or to exercise any rights conferred by such securities or instruments.

     (c) VOTING. With respect to all Securities, however registered, the voting rights are to be exercised by Fund or its designee. With respect to Securities issued in the United States, Custodian's only duty shall be to mail to Fund any documents (including proxy statements, annual reports and signed proxies) relating to the exercise of such voting rights. With respect to Securities issued outside the United States at the request of Fund, Custodian will provide Fund with access to a provider of global proxy services. If Fund determines not to utilize the services of such global proxy services provider, Custodian will provide the Fund with proxy material actually received by Custodian from Sub-Custodians, but otherwise shall have no obligations with respect to voting.

     (d) FOREIGN EXCHANGE TRANSACTIONS. Custodian, as principal, is authorized to enter into spot or forward foreign exchange contracts with Fund and may provide such foreign exchange services to Fund through Foreign Sub-Custodians. Instructions, including standing instructions, may be issued with respect to such contracts, but Custodian may establish rules or limitations concerning any foreign exchange facility made available to Fund. In all cases where Custodian or Foreign Sub-custodians enter into foreign exchange contracts relating to the Account, the terms and conditions of such foreign exchange contracts shall apply to such transaction. Neither Custodian nor any Foreign Sub-custodian shall be liable for any fluctuations or changes in foreign exchange rates, which shall be the sole risk and liability of Fund.

     5. AGREEMENTS WITH FOREIGN SUB-CUSTODIANS. Each agreement with a Foreign Sub-custodian shall be substantially in the form previously made available to the Fund and shall provide that:

     (a) indemnification or insurance arrangements are made (or any combination thereof) such that the Fund will be adequately protected against the risk of loss of assets held in accordance with such agreement;

     (b) the assets of the Fund will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Foreign Sub-custodian or its creditors except a claim of payment for their safe custody or administration or, in the case of cash deposits, liens, or rights in favor of creditors of the Foreign Sub-custodian arising under bankruptcy, insolvency, or similar laws;

     (c) beneficial ownership of the assets of each Fund will be freely transferable without the payment of money or value other than for custody or administration;

     (d)  adequate  records  will  be  maintained   identifying  the  assets  as
belonging to the Fund or as being held by a third party for the benefit of the Fund;

     (e) the Fund's independent public accountants will be given access to those records or confirmation of the contents of those records; and

     (f) the Fund will receive periodic reports with respect to the safekeeping of the Fund's assets, including, but not limited to, notification of any transfer to or from the Fund's account or a third party account containing assets held for the benefit of the Fund.

     6.   TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

     (a) Except as otherwise provided in Paragraph (b) of this Section 6, the provisions of Section 3 of the Custody Agreement shall apply, equally to the Securities of the Fund held outside the United States by Foreign Sub-custodian.

     (b) Notwithstanding any provision of this Addendum to the contrary, settlement and payment for Securities received for the account of each applicable Portfolio and delivery of Securities maintained for the account of each applicable Portfolio may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with expectation of receiving later payment for such securities from such purchaser or dealer.

     (c) Securities maintained in the custody of a Foreign Sub-custodian may be maintained in the name of such entity's nominee to the same extent as set forth in Section 3 of this Addendum, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such securities.

     7. LIABILITY OF FOREIGN SUB-CUSTODIANS. Each agreement pursuant to which the Custodian or its Sub-custodian employs a foreign banking institution as a Foreign Sub-custodian shall require the institution to exercise a reasonable standard of care as is customary in such country in the performance of its duties and to indemnify, and hold harmless, the Custodian and any Sub-custodian for the benefit of the Fund for and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the institution's performance of such obligations. At the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Fund has not been made whole for any such loss, damage, cost, expense, liability or claim.

     8. TAX LAW. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund or any Sub-custodian by the tax law of the United States of America or any state or political subdivision thereof. It shall be the responsibility of the Custodian to notify the Fund of the obligations imposed on the Fund or any as sub-custodian of the Fund by the tax law of jurisdictions other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. Custodian shall use reasonable efforts to assist the fund with respect to any claim for exemption or refund.

     9.   COMPENSATION, FEES, EXPENSES AND TAXES.

     (a) In consideration of the services to be rendered pursuant to this Addendum, Fund shall compensate Custodian in accordance with and pursuant to the Fee Schedule annexed hereto as Schedule A, which Fee Schedule may be amended from time to time upon thirty (30) days' prior written notice to Fund.

     (b) Fees and reimbursement for costs and expenses shall be paid monthly after the last business day of each calendar month, with the first payment for the calendar month following any activity. Custodian is hereby authorized to charge the Account for such fees, costs and expenses after review and approval by the Fund.

     (c) In the event services are rendered for less than a calendar month or this Addendum is terminated prior to the end of a calendar month, Fund shall pay Custodian's fee prorated for the portion of the calendar month such services are rendered, plus any costs and expenses incurred by Custodian for Fund's Account up to or subsequent to the date of termination.

     10.  LIMITATION OF LIABILITY; INDEMNIFICATION.

     (a) Custodian shall be liable for the acts or omissions of its Sub-custodian and Foreign Sub-custodians to the same extent as set forth with respect to sub-custodians generally in the Custody Agreement, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by this Addendum. In no event shall Custodian or any Sub-custodian be liable (i) for acting in accordance with Proper Instructions from Fund, (ii) for special or consequential damages, (iii) for holding Assets in any particular country, including, but not limited to, loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions or acts of war or terrorism or any loss where the Custodian, Sub-custodian or Foreign Sub-custodian has otherwise exercised reasonable care. Notwithstanding the foregoing provisions of the paragraph, in delegating custody duties to a Sub-custodian or Foreign Sub-custodian, the Custodian shall not be relieved of any responsibility to the Fund for any loss due to such delegation, except such loss as may result from political risk (including but not limited to, exchange control restrictions, confiscation, expropriation, nationalization, insurrection, civil strife or armed hostilities) or other losses (excluding bankruptcy or insolvency of a Foreign Sub-custodian not caused by political risk) due to Acts of God, nuclear incident or other losses under circumstances where the Custodian and Sub-custodian or Foreign Sub-custodian have exercised reasonable care.

     (b) Fund shall indemnify Custodian and hold it harmless against any losses, damages, costs or expenses (including reasonable attorneys' fees and disbursements) liability (including, without limitation, liability arising under the applicable securities laws, and any state or foreign securities and/or banking laws) or claim arising (i) from the status as a mere record holder of securities in the Account; or (ii) from any action or inaction by the Custodian upon Proper Instructions in connection with this Addendum, or (iii) from the performance of its obligations under the Addendum, provided, however, that nothing contained herein shall limit or in any way impair the right of Custodian to indemnification under any other provision of the Custody Agreement and further provided that the Custodian shall not be indemnified and held harmless from any against any such loss or damage, cost expense, liability or claim arising from the Custodian's negligence, lack of good faith or willful misconduct or failure to act with reasonable care.

     (c) Fund understands that, due to certain foreign market practices, when a Sub-custodian is instructed to deliver Assets against payment, it may deliver such Assets prior to actually receiving final payment and that, as a matter of bookkeeping convenience, it may credit Fund's Account with anticipated proceeds of sale prior to actual receipt of final payment. All credits to the Account of the Fund of anticipated proceeds of sales and redemptions of Assets and of anticipated income from Assets shall be conditional upon receipt of final payment and may be reversed to the extent final payment is not received. In the event that Custodian in its description advances funds to Fund to facilitate the settlement of any transaction, or elects to permit Fund to use funds credited to the Account in anticipation of final payment, Fund shall reimburse Custodian for such amounts plus any interest thereon.

     11. REPORTS; STATEMENTS OF ACCOUNT; COMPUTER SERVICES. Custodian shall provide the Fund on a quarterly basis, no later than 15 days after the end of each calendar quarter, with Statements of Assets in the Account ("Statement of Assets") and Statements of Account showing all transactions in the Account ("Statement of Account"). Statement of Assets, Statement of Account and Confirmations shall identify the Assets held, and transactions involving, each Foreign Sub-custodian. The Custodian will supply to the Foreign Sub-custodians, including but not limited to an identification of entities having possession of the Portfolio(s) Assets and advices or notifications of any transfers of Assets to or from each custodian account maintained by a foreign banking institution for the Custodian on behalf of each applicable Portfolio indicating, as to Securities acquired for a Portfolio, the identity of the entity having physical possession of such Securities.

     12. REIMBURSEMENT FOR ADVANCES. If the Fund requires the Custodian to advance cash or securities for any purpose for the benefit of a Portfolio including the purchase or sale of foreign exchange or of contracts for foreign exchange, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Addendum, except such as may arise from Custodian's or Custodian's nominee's own negligent action, negligent failure to act or willful misconduct, any Assets at any time held for the Account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's Assets to the extent necessary to obtain reimbursement.

     13. MONITORING RESPONSIBILITIES. Monitoring of Foreign Sub-custodians shall be governed by the Foreign Custody Manager Agreement, where applicable. Custodian shall promptly inform the Foreign Custody Manager, in the event that the Custodian is notified by a selected Foreign Sub-custodian that there appears to be a substantial likelihood that its shareholders' equity will decline below $200 million (U.S. dollars or the equivalent thereof) or that its shareholders' equity has declined below $200 million (in each case computed in accordance with generally accepted U.S. accounting principles) or any other capital adequacy test applicable to it by exemptive order, or if the Custodian has actual knowledge of any material loss of the assets of the Fund held by a Foreign Sub-custodian.

     14. NOTICES, INSTRUCTIONS AND OTHER COMMUNICATIONS. Unless otherwise specified herein, all Statements of Assets, Statements of Account and Confirmations shall be in writing and all notices, instructions or other communications may be given either orally or in writing (including by tested telex, telecopy or other electronic transmission, which may include Trade Reports issued by the Institutions Delivery System or Depository Trust Company). All Statements of Assets, Statements of Account, Confirmations, notices, instructions and other communications shall be delivered to the address (post office, telephone, telex or other electronic address) set forth on Schedule B annexed hereto, which address may be changed upon thirty (30) days' prior written notice to the other party. Fund shall furnish, and shall cause each Investment Manager to furnish, to Custodian a certificate indicating those persons who are authorized to give Custodian instructions hereunder and with specimen signatures of such persons. Custodian is authorized to comply with and rely upon any such notices, instructions or other communications believed by it to have been sent or given by an authorized person. Custodian's understanding of any oral notice, instruction or other communication shall be deemed controlling (whether given or received by Custodian), notwithstanding any discrepancy between such understanding and any subsequent confirming document or communication.

     15. APPOINTMENT OF INVESTMENT MANAGER. Fund may, from time to time, appoint one or more investment managers (each an "Investment Manager") to manage the Assets in the Account, to vote securities in the Account, to purchase, sell or otherwise acquire or dispose of Assets in the Account, and to engage in foreign exchange transactions on behalf of Fund. Custodian is to rely upon and comply with (and shall have no liability for relying upon and complying with) Proper Instructions and directions from the Investment Manager (including instructions and directions with respect to the voting of securities in the Account, the purchase, sale or other acquisition or disposition of Assets in the Account and the furnishing of information and records relating to the Account to the Investment Manager) to the same extent as if such instructions and directions were given by Fund and

Custodian shall have no duty or obligation to determine the propriety or appropriateness of such instructions or directions. Any such appointment shall remain in full force and effect unless and until Custodian receives written notice from Fund to the contrary.

     16. TERMINATION. This Addendum shall be continuing and shall remain in full force and effect until terminated by Custodian or Fund or upon the termination of the Custody Agreement between the Fund and Custodian.

     17. ASSIGNMENT. Neither Custodian nor Fund shall assign this Addendum without first obtaining the written consent of the other party hereto.

     18. HEADINGS AND CAPITAL TERMS. The section and paragraph headings contained herein are for convenience and reference only and are not intended to define or limit the scope of any provision of this Addendum. All capitalized terms used in this Addendum but not defined shall have the meanings assigned to such terms in the Custody Agreement.

     19. ENTIRE AGREEMENT; AMENDMENT. This Addendum shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto. Except as otherwise provided, this Addendum may be amended only by an instrument in writing duly executed by both parties hereto.

     20. GOVERNING LAW; JURISDICTION; CERTAIN WAIVERS. (a) This Addendum shall be interpreted and construed in accordance with the internal substantive laws (and not the choice of law rules) of the State of Ohio.

     (b) The invalidity, illegality or unenforceability of any provision of this Addendum shall in no away affect the validity, legality or enforceability of any other provision; and if any provision is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

     21. RIGHTS AND REMEDIES. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise of waiver of any such rights or remedy shall not preclude or inhibit the exercise or any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude or inhibit the subsequent exercise of such right or remedy.

     IN WITNESS WHEREOF, this Addendum has been executed and attested as of the day and year first above written, by the duly authorized offices of Fund and Custodian.

                                        DEAN FAMILY OF FUNDS/
Attest:                                 INTERNATIONAL VALUE FUND

/s/ Tina D. Hosking                     By: /s/ Frank H. Scott
----------------------------               --------------------------------
Name:  Tina D. Hosking                      Name:  Frank H. Scott
Title: Secretary                            Title: President


Attest:                                 THE FIFTH THIRD BANK

/s/ Elizabeth M Goldthwaite             By: /s/ Tracie D. Hoffman
----------------------------               --------------------------------
Name:  Elizabeth M. Goldthwaite             Name:  Tracie D. Hoffman
Title: Officer                              Title: Vice President

                                   SCHEDULE A

                              THE FIFTH THIRD BANK

                            GLOBAL CUSTODY AGREEMENT

                                  FEE SCHEDULE

                                   SCHEDULE B

                              THE FIFTH THIRD BANK

                            GLOBAL CUSTODY AGREEMENT

                                     NOTICES

                              _____________, 19___


TO THE FIFTH THIRD BANK:

     Post Office Address:       Fifth Third Center
                                511 Walnut Street
                                Cincinnati, Ohio  45263
                                Attention:
                    Telephone:
                    Telex:
                    Telecopy:


TO ______________________________

     Post Office Address:

                        FOREIGN CUSTODY MANAGER AGREEMENT

     AGREEMENT, made as of October 1, 1997, between DEAN FAMILY OF FUNDS/ INTERNATIONAL VALUE FUND (the "Fund") and THE FIFTH THIRD BANK ("Fifth Third").

                              W I T N E S S E T H :

     WHEREAS, the Fund desires to appoint Fifth Third as a Foreign Custody Manager on the terms and conditions contained herein;

     WHEREAS, Fifth Third desires to serve as a Foreign Custody Manager and perform the duties set forth herein on the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual promises hereinafter contained in this Agreement, the Fund and Fifth Third hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings;

     1. Capitalized terms used in the Agreement and not otherwise defined in the Agreement shall have the meanings given such terms in the Rule.

     2. "Board" shall mean the board of directors or board of trustees, as the case may be, of the Fund.

     3. "Eligible Foreign Custodian" shall have the meaning provided in the rule, except that it shall not include any Securities Depository the use of which is mandatory (i) by law or regulation, or (ii) because securities cannot be withdrawn from such Securities Depository, or (iii) because maintaining securities outside such Securities Depository is not consistent with prevailing custodial practices.

     4. "Monitoring System" shall mean a system established by Fifth Third to fulfill the Responsibilities specified in clauses (1)(d) and (1)(e) of Article III of this Agreement.

     5. "Responsibilities" shall mean the responsibilities delegated to Fifth Third as a Foreign Custody Manager with respect to each Specified Country, as such responsibilities are more fully described in Article III of this Agreement.

     6. "Rule" shall mean Rule 17f-5 under the Investment Company Act of 1940, as amended, as such Rule became effective on June 16, 1997.

     7. "Specified Country" shall mean each country, other than United States, constituting the primary market for a security with respect to which the Fund has given settlement instruction to The Fifth Third Bank as custodian (the "Custodian") under its Custody Agreement with the Fund.

                                   ARTICLE II

                     FIFTH THIRD AS FOREIGN CUSTODY MANAGER

     1. The Fund on behalf of its Board hereby delegates to Fifth Third with respect to each Specified Country the Responsibilities.

     2. Fifth Third accepts the Board's delegation of Responsibilities with respect to each Specified Country and agrees in performing the Responsibilities as a Foreign Custody Manager to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of the Fund's assets would exercise.

     3. Fifth Third shall provide to the Board, no later than 15 days after the end of each calendar quarter, written reports notifying the Board of the placement of assets of the Fund with a particular Eligible Foreign Custodian within a Specified Country selected by Fifth Third and of any material change in the Arrangements with respect to the Fund with any such Eligible Foreign Custodian.

                                   ARTICLE III

                                RESPONSIBILITIES

     1. Fifth Third shall with respect to each Specified Country and each Eligible Foreign Custodian selected by Fifth Third: (a) determine that assets of the Fund held by such Eligible Foreign Custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market in which such Eligible Foreign Custodian operates, after considering all factors relevant to the safekeeping of such assets, including, without limitation, those contained in Section (c)(1) of the Rule; (b) determine that the Fund's foreign custody arrangements with each Eligible Foreign Custodian selected by Fifth Third are governed by a written contract with the Custodian (or, in the case of an Eligible Foreign Custodian selected by Fifth Third which is a Securities
Depository, by such a contract, by the rules or established practices or procedures of the Securities Depository, or by any combination of the foregoing) which will provide reasonable care for the Fund's assets based on the standards specified in paragraph (c)(1) of the Rule; (c) determine that each contract described in the preceding clause (b) (or, in the case of an Eligible Foreign Custodian selected by Fifth Third which is a Securities Depository, by such a contract, by the rules or established practices or procedures of the Securities Depository, or by any combination of the foregoing) shall include the provisions specified in paragraph (c)(2)(i)(A) through (F) of the Rule or , alternatively, in lieu of any or all of such (c)(2)(i)(A) through (F) provisions, such other provisions as Fifth Third determines will provide, in their entirety, the same or a greater level of care and protection for the assets of the Fund as such specified provisions; (d) monitor pursuant to the Monitoring System the appropriateness of maintaining the assets of the Fund with a particular Eligible Foreign Custodian selected by Fifth Third and the contract governing the arrangement; and (e) advise the Fund whenever an arrangement described in the preceding clause (d) no longer meets the requirements of the Rule that the Fund must withdraw its assets from such Eligible Foreign Custodian as soon as reasonably practicable. The Fund agrees that Fifth Third may employ, consult and obtain advice from suitable advisors, agents and third parties as Fifth Third deems appropriate in its sole discretion in connection with actions taken by Fifth Third hereunder to fulfill the Responsibilities.

     2. For purposes of clause (d) of the preceding Section 1 of this Article, appropriateness shall not include, nor be deemed to include, any risks associated with investment in a particular country. Maintaining assets of the Fund with an Eligible Foreign Custodian selected by Fifth Third will on any day be considered appropriate; if Fifth Third on such day would select such Eligible Foreign custodian in accordance with Articles II and III of this Agreement.

                                   ARTICLE IV

                                 REPRESENTATIONS

     1. The Fund hereby represents that: (a) this Agreement has been duly authorized, executed and delivered by the Fund, constitutes a valid and legally binding obligation of the Fund enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on the Fund prohibits the Fund's execution or performance of this Agreement; (b) this Agreement has been approved and ratified by the Board at a meeting duly called and at which a quorum was at all times present; and (c) the Board has considered the risks associated with investment in each Specified Country.

     2. Fifth Third hereby represents that: (a) Fifth Third is duly organized and existing under the laws of the State of Ohio, with full power to carry on its businesses as now conducted, and to enter into this Agreement and to perform its obligations hereunder; (b) this Agreement has been duly authorized, executed and delivered by Fifth Third, constitutes a valid and legally binding obligation of Fifth Third enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on Fifth Third prohibits Fifth Third's execution or performance of this Agreement; and (c) Fifth Third has established the Monitoring System.

                                    ARTICLE V

                             CONCERNING FIFTH THIRD

     1. Fifth Third shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, the Fund except to the extent the same arises out of the failure of Fifth Third to exercise the care, prudence and diligence required by Section 2 of Article II hereof. In no event shall Fifth Third be liable to the Fund, the Board, or any third party for special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement.

     2. The Fund agrees to indemnify Fifth Third and holds it harmless from and against any and all costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by or asserted against Fifth Third by reason or as a result of any action or inaction, arising out of Fifth Third's performance hereunder, provided that the Fund shall not indemnify Fifth Third to the extent any such costs, expenses, damages, liabilities or claims arise out of Fifth Third's failure to exercise the reasonable care, prudence and diligence required by Section 2 of Article II hereof.

     3. Fifth Third shall only have such duties as are expressly set forth herein. Without limiting the generality of the foregoing, in no event shall Fifth Third be liable for any risks associated with investments in a particular country, but shall only be liable for the risks associated in placing assets of the Fund with a particular Eligible Foreign custodian selected by Fifth Third.

                                   ARTICLE VI

                                  MISCELLANEOUS

     1. This Agreement constitutes the entire agreement between the Fund and Fifth Third, and no provision in the Custody Agreement between the Fund and the Custodian shall affect the duties and obligations of Fifth Third hereunder, nor shall any provision in this Agreement affect the duties or obligations of the Custodian under the Custody Agreement.

     2. Any notice or other instrument in writing, authorized or required by this Agreement to be given to Fifth Third, shall be sufficiently given if received by it at its offices at Fifth Third Center, 511 Walnut Street, Cincinnati, Ohio 45263, Attention: Mutual Fund Client Services, or at such other place as Fifth Third may from time to time designate in writing.

     3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given if received by it at its offices at Dean Family of Funds, 2480 Kettering Tower, Dayton, Ohio 45243, Attention: Frank Scott.

     4. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties. This Agreement shall extend to and be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party without the written consent of the other.

     5. This Agreement shall be construed in accordance with the internal substantive laws of the State of Ohio, without regard to conflicts of laws principles thereof. The Fund and Fifth Third each hereby irrevocably waive any and all rights to a trial by jury in any legal proceeding arising out of or relating to this Agreement.

     6. The parties hereto agree that in performing hereunder, Fifth Third is acting solely on behalf of the Fund and no contractual or service relationship shall be deemed to be established hereby between Fifth Third and any other person.

     7. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     8. This Agreement shall terminate simultaneously with the termination of the Custody Agreement between the Fund and the Custodian, and may otherwise be terminated by either party giving to the other party a notice in writing specifying the date of such termination, which shall be not less than thirty
(30) days after the date of such notice.

     9. In consideration of the service provided by Fifth Third hereunder, the Fund shall pay to Fifth Third such compensation and out-of-pocket expenses as may be agreed upon from time to time.

     IN WITNESS WHEREOF, the Fund and Fifth Third have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the date first above written.

                                        DEAN FAMILY OF FUNDS/
                                        INTERNATIONAL VALUE FUND

                                        By: /s/ Frank H. Scott
                                            -------------------------------
                                        Title: President
                                               ----------------------------


                                        THE FIFTH THIRD BANK

                                        By: /s/ Tracie Hoffman
                                            -------------------------------
                                        Title: Vice President
                                               ----------------------------

                                   RESOLUTION

The undersigned hereby certifies to The Fifth Third Bank that the Board of Trustees of Dean Family of Funds, a business trust organized under the laws of the State of Ohio, duly adopted the following resolutions on the 20th day of November, 1997, and that such resolutions are in full force and effect:

          "WHEREAS, management of Dean Family of Funds (the "Trust") proposes that the Trust retain The Fifth Third Bank ("Fifth Third") as the primary custodian for the International Value Fund (the "Fund"); and

          WHEREAS, based upon the expertise and financial strength of Fifth Third, it is reasonable to rely on Fifth Third to select, contract with, and monitor foreign custodians;

          NOW, THEREFORE, BE IT RESOLVED, that the Trust's Custody Agreement with Fifth Third be, and it hereby is, approved; and

          FURTHER RESOLVED, that the President of the Trust be, and he hereby is, authorized to execute, on behalf of the Trust, the Custody Agreement in substantially the same form as presented at this meeting; and

          FURTHER RESOLVED, that Fifth Third be, and it hereby is, authorized and instructed to select eligible foreign custodians in the countries in which the Fund is permitted to invest, to determine the adequacy of and execute contracts with such foreign custodians, and to monitor the arrangements with such foreign custodians; and

          FURTHER RESOLVED, that prior to the placing of Fund assets with a particular foreign custodian, Fifth Third shall have determined, based on all factors relevant to the safekeeping of Fund assets, that the Fund's assets will be subject to "reasonable care" if maintained with such custodian; and

          FURTHER RESOLVED, that Fifth Third shall establish a system to monitor the appropriateness of maintaining the Fund's assets with a particular custodian and under the foreign custody contract and, if a foreign custody arrangement no longer meets the requirements of Rule 17f-5, shall notify the Trust immediately; and

          FURTHER RESOLVED, that the Board of Trustees will be provided, on a quarterly basis, with written reports notifying the Board of the placement of Fund assets with a particular custodian, and of any changes in the Fund's foreign custody arrangements; and

          FURTHER RESOLVED, that the officers of the Trust be, and they hereby are, authorized to do each and every thing whatsoever necessary to implement these resolutions." IN WITNESS WHEREOF, I have hereunto set my hand as secretary of said trust this 1st day of October, 1997.



                                             /s/ Tina D. Hosking
                                             ------------------------------
                                             Secretary